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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ____________________________________


                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      ____________________________________


        Date of Report (Date of earliest event reported)  May 8, 2006


                           Madison River Capital, LLC
             (Exact Name of Registrant as Specified in Its Charter)




           Delaware                      333-36804             56-2156823
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(State or Other Jurisdiction of   Commission File Number    (I.R.S. Employer
 Incorporation or Organization)                           Identification No.)


                             103 South Fifth Street
                          Mebane, North Carolina 27302
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          (Address of Principal Executive Offices, Including Zip Code)

                                 (919) 563-1500
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              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.  Other Events

    Attached hereto as Exhibit 99.1 is the Company's press release announcing a change in the date and time of the conference call to discuss its financial and operating results for the first quarter ended March 31, 2006. The press release can also be found on the investor relations page of the Company's website at www.madisonriver.net.

ITEM 9.01.  Financial Statements and Exhibits

     (c)  Exhibits

          99.1 - Press release dated May 8, 2006.




                               SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MADISON RIVER CAPITAL, LLC


Date:  May 8, 2006                /s/  PAUL H. SUNU
                                  ------------------------------------------

                                  Name:   Paul H. Sunu
                                  Title:  Managing Director, Chief Financial
                                            Officer and Secretary

                                EXHIBIT INDEX

  Exhibit
  Number                         Description
  -------     ---------------------------------------------------------------

    99.1      Press release dated May 8, 2006.